Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Brad Marshall, Doris Lee-
Silvestri, Beth Chartoff and Marisa J. Beeney with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee and/or officer of
Blackstone / GSO Secured Lending Fund, (i) the registration statement on Form 10
(including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or (ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United States Securities and
Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 31st day of July,
2018

/s/ Bennett Goodman
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Bennett Goodman                          Chairman of the Board and Trustee

/s/ Brad Marshall
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Brad Marshall                            Chief Executive Officer and Trustee

/s/ Doris Lee-Silvestri
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Doris Lee-Silvestri                      Chief Financial Officer and Treasurer

/s/ Beth Chartoff
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Beth Chartoff                            Public Relations Officer

/s/ Marisa J. Beeney
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Marisa J. Beeney                         Chief Compliance Officer, Chief Legal
                                         Officer and Secretary

/s/ Daniel H. Smith, Jr.
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Daniel H. Smith, Jr.                     Trustee

/s/ Robert Bass
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Robert Bass                              Trustee

/s/ Tracy Collins
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Tracy Collins                            Trustee

/s/ Robert Harteveldt
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Robert Harteveldt                        Trustee

/s/ Thomas Joyce
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Thomas Joyce                             Trustee